SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   FORM 8-KSB

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 13, 2000


                         Virginia Commerce Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


        Virginia                        0-28635                  54-1964895
(State or other jurisdiction    (Commission file number)       (IRS Employer
   of incorporation)                                               Number)


                   5350 Lee Highway, Arlington, Virginia  22207
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code:  703.534.0700

Item 5.  Other Events
---------------------
         Virginia Commerce Bancorp announced the declaration of a five for four stock split in the form of a 25% stock dividend. The payable date of the stock dividend is May 11, 2000, to shareholders of record as of the close of business on April 16, 2001.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------
(a)  Financial Statements of Business Acquired.  Not applicable.

(b)  Pro Forma Financial Information.  Not Applicable.

(c)  Exhibits.

99       Press Release dated March 13, 2001

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VIRGINIA COMMERCE BANCORP, INC.


                              By:  /s/ Peter A. Converse
                                 -----------------------------------------------
                                   Peter A. Converse, President, Chief Executive Officer

Dated: March 13, 2001